                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                   FORM 8-K/A

                                 ---------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT of 1934


                                January 29, 2003
                                 Date of Report
                        (Date of earliest event reported)


                                  T REIT, INC.
             (Exact name of registrant as specified in its charter)

          Virginia                                0-49782                          52-2140299
         ----------                              ---------                        ------------
 (State or other jurisdiction               (Commission File No.)                (I.R.S. Employer
       of incorporation)                                                        Identification No.)

                              1551 N. Tustin Avenue
                                    Suite 650
                           Santa Ana, California 92705
                    (Address of principal executive offices)


                                 (877) 888-7348
              (Registrant's telephone number, including area code)


                                       N/A
          (former name or former address, if changed since last report)

--------------------------------------------------------------------------------

     We filed a Form 8-K dated January 29, 2003 with regard to the acquisition of Gateway Mall without the required Item 7 financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
           EXHIBITS.



                        INDEX TO THE FINANCIAL STATEMENTS



Gateway Mall, Bismarck, North Dakota:

                                                                                           Page No.


Report of Independent Certified Public Accountants                                              3

Historical Statement of Revenues and                                                            4
Certain Expenses For the Year Ended December 31, 2002

Notes to Historical Statement of Revenues and Certain Expenses                                  5

T REIT, Inc.:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002                9

Unaudited Pro Forma Condensed  Consolidated Statements of Operations For the Year Ended        10
  December 31, 2002

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements                       11

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of T REIT, Inc.


We have audited the accompanying historical statement of revenues and certain expenses (the "historical statement") of Gateway Mall, Bismarck, North Dakota for the year ended December 31, 2002. This historical statement is the responsibility of the property's management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K) as described in Note 2, and is not intended to be a complete presentation of Gateway Mall's revenues and expenses.

In our opinion, the historical statement presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Gateway Mall, Bismarck, North Dakota, for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.



/s/ GRANT THORNTON LLP
Irvine, California
March 28, 2003

                                  GATEWAY MALL
                        HISTORICAL STATEMENT OF REVENUES
                              AND CERTAIN EXPENSES

                                                                 Year Ended
                                                                December 31,
                                                                    2002
                                                              -----------------


REVENUES

   Rental income                                              $    1,762,193
                                                                --------------

DIRECT OPERATING EXPENSES

   Rental property expenses                                          441,817
   Property taxes and assessments                                    301,352
   Insurance                                                          57,283
   Ground lease expense                                               90,747
   Management fees                                                    68,700
                                                              ----------------
                                                                     959,899

                                                              ----------------



EXCESS OF REVENUES OVER CERTAIN
  EXPENSES                                                    $      802,294
                                                              ================



The accompanying notes are an integral part of this historical statement of revenues and certain expenses.

                                  GATEWAY MALL
                   NOTES TO HISTORICAL STATEMENT OF REVENUES
                              AND CERTAIN EXPENSES
                      For the Year Ended December 31, 2002

NOTE 1 - Description of the Transaction

     On January 29, 2003, T REIT, Inc. (the "Company") through its wholly owned subsidiary, TREIT - Gateway Mall ND, LLC, a Delaware limited liability company, purchased the Gateway Mall, a multi-tenant regional mall of approximately 333,210 square feet on a 45-acre site located in Bismarck, North Dakota (the "Property") from North Bismarck Associates II, an unaffiliated third-party, for a purchase price of $9,000,000. Pursuant to an amendment to the purchase agreement, the Company received a credit through escrow of $150,000. The Property is subject to a ground lease expiring in 2028 with ten 5-year option periods thereafter. The Company financed the purchase price with a $5,000,000 loan from American Express Financial Corporation, a real estate lender. The seller of the Property paid a sales commission to Triple Net Properties Realty, Inc., an affiliate of the Company and Triple Net Properties, LLC, the Company's advisor, of $180,000, approximately 2.0% of the purchase price.


NOTE 2 - Summary of Significant Accounting Policies


Basis of Presentation

The historical statement of revenues and certain expenses (the "historical statement") reflects the operations of Gateway Mall. The accompanying historical statement of Gateway Mall has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K).


Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of Gateway Mall have been excluded from the accompanying historical statement. The excluded revenues consist primarily of non-operating revenue related to Gateway Mall. The excluded expenses consist primarily of interest, depreciation and amortization related to this property. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of Gateway Mall's historical revenues and expenses or comparable to its proposed future operations.


Revenue Recognition

Gateway Mall is leased to tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are included in revenues in the period the related costs are accrued. Certain of the leases also provide for the payment of additional rent based on a percentage of the tenants' revenues, which are recognized when earned pursuant to the leases.


Use of Estimates

The preparation of the historical statement in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.


Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the property's management could materially differ from historical results.

                                  GATEWAY MALL
                   NOTES TO HISTORICAL STATEMENT OF REVENUES
                              AND CERTAIN EXPENSES
                      For the Year Ended December 31, 2002

For the year ended December 31, 2002, each of the following tenants generated rental income in excess of 10% of Gateway's Mall aggregate rental income:

       Tenant Name                         Aggregate Rental     % of Aggregate Rental
                                                Income                  Income
       --------------------------------------------------------------------------------
       St. Alexius Medical Center              $352,749                     20.0%
       Sears Roebuck                           $304,020                     17.4%

If any of these tenants were to default on its lease, future revenues of Gateway Mall would be severely impacted.

Capitalization Policy

Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

NOTE 3 - Management Fees

The Property was managed by Kraus-Anderson Realty Company, an unaffiliated third party. Management fees were approximately 4.0% of rental receipts, as defined. Kraus-Anderson Realty Company's role as the property manager was terminated upon the acquisition of Gateway Mall by the Company.

NOTE 4 - Future Minimum Rental Income

Gateway Mall is leased to 33 tenants under operating leases with terms ranging from two to five years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options. The following table presents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter:

       2003                                              $ 1,059,315
       2004                                                1,020,324
       2005                                                  883,518
       2006                                                  757,875
       2007                                                  699,699
       Thereafter                                          1,593,891
                                                   ------------------
                                                         $ 6,014,622
                                                   ==================

                                  GATEWAY MALL
                   NOTES TO HISTORICAL STATEMENT OF REVENUES
                              AND CERTAIN EXPENSES
                      For the Year Ended December 31, 2002

NOTE 5 - Ground Leases

The Property is subject to ground leases expiring in 2028 with ten 5-year option periods thereafter. The following table presents approximate future minimum rents to be paid under these non-cancelable operating leases, for each of the next five years ending December 31 and thereafter:




       2003                                              $    40,000
       2004                                                   40,000
       2005                                                   40,000
       2006                                                   40,000
       2007                                                   40,000
       Thereafter                                            806,663
                                                   ------------------
                                                         $ 1,006,663
                                                   ==================


The ground lessor is also entitled to 15% of the percentage rents collected from tenants.

                                  T REIT, INC.
  UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2002


     On January 29, 2003, T REIT, Inc. through its wholly owned subsidiary, TREIT - Gateway Mall ND, LLC, a Delaware limited liability company, purchased the Gateway Mall, a multi-tenant regional mall of approximately 333,210 square feet on a 45-acre site located in Bismarck, North Dakota from North Bismarck Associates II, an unaffiliated third-party, for a purchase price of $9,000,000. Pursuant to an amendment to the purchase agreement, the Company received a credit through escrow of $150,000. The Property is subject to a ground lease expiring in 2028 with ten 5-year option periods thereafter. The Company financed the purchase price with a $5,000,000 loan from American Express Financial Corporation, a real estate lender.

     The following unaudited pro forma condensed consolidated financial statements (hereinafter collectively referred to as "the pro forma financial statements") are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been acquired by the Company as of the dates set forth below. The pro forma financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company and the Property, including the notes thereto, incorporated herein by reference or included herein. The Company's historical consolidated financial statements incorporated herein by reference are the audited balance sheet and statement of operations as of December 31, 2002, to be included in the related Form 10-K filed with the Securities and Exchange Commission.

     The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2002 gives effect to the acquisition of the Property as if the purchase occurred on December 31, 2002.

     The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2002 gives effect to the acquisition of the Property as if the purchase occurred as of the beginning of the period presented.

     The Company intends to operate Gateway Mall subject to tenant leases in place at the date of acquisition. The current estimated taxable operating income of the Property based on the rents to be paid during the first full year after acquisition is approximately $435,000. Approximately $628,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company's taxable operating income include: (i) the Company's depreciable basis in Gateway Mall of $7,523,000, (ii) buildings and improvements are depreciated over 39 year lives and (iii) the acquisition of another real estate property.

     The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

                                  T REIT, INC.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                December 31, 2002



                                                                   Gateway Mall
                                                                 -----------------
                                                   Company           Pro forma                Company
                                                 Historical         Adjustments              Pro Forma
                                               ---------------   -----------------     ----------------

Assets

Real estate investments
  Operating properties                            37,374,780            8,850,000 (A)       46,224,780
  Properties held for sale                         3,917,239                                 3,917,239
  Investment in unconsolidated real estate        14,499,831                                14,499,831
                                               ---------------   -----------------     ----------------
                                                  55,791,850            8,850,000           64,641,850
  Less accumulated depreciation
   and amortization                               (1,111,856)                               (1,111,856)
                                               ---------------  -----------------      ----------------
                                                  54,679,994            8,850,000           63,529,994
Cash and equivalents                               6,129,468           (3,750,000) (A)       2,379,468
Accounts receivable                                  242,587                                   242,587
Accounts receivable from related parties             593,670                                   593,670
Real estate deposits                               3,918,743             (100,000) (A)       3,818,743
Other assets, net                                  1,617,263                                 1,617,263
Note receivable                                      587,178                                   587,178
                                               ---------------  -----------------      ----------------
                                                $ 67,768,903         $  5,000,000        $  72,768,903
                                               ===============  =================      ================
Liabilities and Shareholders' Equity
Accounts payable and accrued liabilities        $    997,870         $          -        $     997,870
Distributions payable to shareholders                321,252                                   321,252
Security deposits and prepaid rent                   144,018                    -              144,018
Notes payable                                     25,221,036            5,000,000 (A)       30,221,036
Note payable secured by property held
  for sale                                         2,869,089                                 2,869,089
                                               ---------------  -----------------     -----------------
                                                  29,553,265            5,000,000           34,553,265
Shareholders' Equity
Common Stock, $0.01 par value; 10,000,000
  shares authorized; 4,696,300 shares issued
  and outstanding at December 31, 2002                47,202                   -                47,202
Additional paid-in capital                        41,265,443                   -            41,265,443
Treasury stock, 23,876 shares at
  December 31, 2002                                 (220,653)                                 (220,653)
Distributions in excess of earnings               (2,876,354)                               (2,876,354)
                                               ---------------  -----------------     ------------------
                                                  38,215,638                   -            38,215,638
                                               ---------------  -----------------     ------------------
                                                $ 67,768,903         $  5,000,000        $  72,768,903
                                               ===============  =================   ====================


The accompanying notes are an integral part of this pro forma financial statement.

                                  T REIT, INC.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 2002



                                                                      Gateway Mall
                                                            --------------------------------
                                        Company                Property          Pro Forma           Company
                                      Historical              Historical        Adjustments         Pro Forma
                                      ------------          -------------   ----------------     ----------------

Revenues
Rental Income                          $ 4,562,654            $ 1,762,193      $      -             $  6,324,847
Interest Income                            283,811                               36,000 (B)              319,811
                                      ------------          -------------   ----------------      ----------------
                                         4,846,465              1,762,193        36,000                6,644,658
Expenses
Rental expenses                          1,029,482                441,817                              1,471,299
Property taxes and assessments                                    301,352             -                  301,352
General and administrative                 669,625                                                       669,625
Insurance                                                          57,283                                 57,283
Interest                                 1,756,835                              191,200 (C)            1,948,035
Ground lease expense                                               90,747                                 90,747
Management fees                                                    68,700        19,300 (D)               88,000
Depreciation                               659,705                              193,000 (E)              852,705
                                      ------------          -------------   ----------------    ----------------
                                         4,115,647                959,899       403,500                5,479,046
                                      ------------          -------------   ----------------    ----------------
Income (loss) from continuing
operations before equity in earnings
and gain on sale of unconsolidated
real estate                                730,818                802,294      (367,500)               1,165,612

Equity in earnings of unconsolidated
  real estate                            1,125,501                      -             -                1,125,501
Gain on sale of
  investments in
  unconsolidated real estate               213,352                      -             -                  213,352
                                   ---------------    -------------------   -------------       -----------------

Income from continuing operations      $ 2,069,671 (F)      $     802,294    $  (367,500)           $  2,504,465
                                   ===============    ===================   =============       =================

Weighted average common
   shares outstanding                    4,013,175                  -                  -               4,013,175



The accompanying notes are an integral part of this pro forma financial statement.

          NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS
                      For the Year Ended December 31, 2002

The accompanying unaudited pro forma condensed consolidated balance sheet and statement of operations as of December 31, 2002 are based on the audited consolidated balance sheet of the Company included in its December 31, 2002 Annual Report on Form 10-K and gives effect to the acquisition of Gateway Mall on January 29, 2003 as if it had occurred on December 31, 2002.

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.

Pro Forma Balance Sheet

   (A) Purchase of Gateway Mall for $9,000,000, based on a purchase price per agreement, subject to a first mortgage loan of $5,000,000. In connection with the purchase, the Company received a credit through escrow, per amendment of the purchase agreement, of $150,000 and applied a previously paid $100,000 real estate deposit.

Pro Forma Consolidated Statement of Operations

   (B) Represents interest income earned on available cash funds, after the acquisition of the property, at a 1.6% annual interest rate.

   (C) Interest expense associated with the $5,000,000 loan obtained in connection with the purchase of Gateway Mall at an initial borrowing rate of 2.15% over LIBOR or a 3.824% initial borrowing rate. A 0.125% change in LIBOR would result in a change in interest expense of approximately $6,250.

   (D) Reflects the management fees related to Gateway Mall to be paid by the Company to an affiliate of the Company at a rate of 5% of gross revenue.

   (E) Depreciation of Gateway Mall's depreciable cost basis (building and improvements) of $7,523,000, calculated on a straight-line basis over the estimated useful life of 39 years based on preliminary purchase price allocation.

   (F) Excludes income from discontinued operations for the year ended December 31, 2002 of $224,087 related to a property held for sale by the Company at December 31, 2002 (Northstar Crossing Shopping Center).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         T REIT, INC.

    Date:  April 14, 2003       By:      /s/ Anthony W. Thompson
                                         -----------------------
                                         Anthony W. Thompson
                                         President and Chief Executive